UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2025

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase common stock at an exercise price of $402.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Warrant Inducement Agreement

On November 23, 2025, Scilex Holding Company, (the “Company”) entered into a warrant inducement agreement (the “Warrant Inducement Agreement”) with a certain institutional investor (the “Investor”), pursuant to which the Investor agreed to exercise (the “Exercise”) (i) a warrant to purchase shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) issued to the Investor on April 25, 2024, which is currently exercisable for 428,572 shares and has an exercise price of $38.50 per share (the “Existing April 2024 Warrants”) and (ii) a warrant to purchase shares of Common Stock issued to the Investor on December 13, 2024, which is currently exercisable for 475,824 shares and has an exercise price of $22.72 per share (together with the Existing April 2024 Warrants, the “Existing Warrants”). As consideration for the Exercise, the Company agreed to (i) reduce the exercise price of the Existing Warrants to $22.51 per share and (ii) issue to the Investor a new unregistered warrant (the “November 2025 Warrant”) to purchase up to an aggregate of 1,356,594 shares of Common Stock with an exercise price of $29.00 per share (the “Exercise Price”) in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). The November 2025 Warrant shall be immediately exercisable and in certain circumstances may be exercised on a cashless basis. The November 2025 Warrant shall expire five years from the date of its issuance. The Exercise Price of the November 2025 Warrant shall be subject to adjustment for any stock split, stock dividend, stock combination, recapitalization or similar event.

Pursuant to the terms of the Warrant Inducement Agreement, the Company agreed to file a resale registration statement on Form S-3 (or other appropriate form, including on Form S-1, if the Company is not then S-3 eligible) within 45 days of the date of the Warrant Inducement Agreement with respect to the November 2025 Warrant and the shares of Common Stock issuable upon exercise thereof. The holder of the November 2025 Warrant shall not have the right to exercise any portion of a November 2025 Warrant to the extent that, after giving effect to such exercise, the holder (together with certain related parties) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of shares of Common Stock outstanding immediately after giving effect to such exercise. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the holder, except that any increase will only be effective upon 61 days’ prior notice to the Company.

The November 2025 Warrant shall prohibit the Company from entering into specified fundamental transactions unless the successor entity (subject to certain exceptions) assumes all of the Company’s obligations under the November 2025 Warrant under a written agreement before the transaction is completed. Upon specified corporate events, the November 2025 Warrant holder will thereafter have the right to receive upon an exercise such shares, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of the applicable corporate event had the November 2025 Warrant been exercised immediately prior to the applicable corporate event. When there is a transaction involving specified changes of control, the holder of the November 2025 Warrant will have the right to force the Company to repurchase such holder’s November 2025 Warrant for a purchase price in cash equal to the Black Scholes value, as calculated under the November 2025 Warrant, of the then unexercised portion of the November 2025 Warrant.

Rodman & Renshaw LLC and StockBlock Securities LLC (“StockBlock”) are acting as the exclusive placement agents for the Exercise. Pursuant to the terms of an engagement agreement by and between the Company and StockBlock, dated as of March 22, 2024 (as amended and supplemented from time to time, the “Engagement Agreement”), the Company has agreed to pay a cash fee equal to 8.0% of the aggregate gross proceeds from the Exercise and to reimburse certain expenses. The Company has also agreed to issue the placement agents or their designees, warrants to purchase up to an aggregate of 72,352 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms of the November 2025 Warrant, including exercise price and expiration.

The Warrant Inducement Agreement contains other customary provisions including representations and warranties of the Company and the Investor.

The form of Warrant Inducement Agreement is filed as Exhibit 10.1, the form of November 2025 Warrant is filed as Exhibit 10.2, and the form of Placement Agent Warrant is filed as Exhibit 10.3, in each case to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the terms of the forms of the Warrant Inducement Agreement, the November 2025 Warrant and Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to such exhibits.

No Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 with respect to the issuance of the November 2025 Warrant and the Placement Agent Warrant pursuant to the Warrant Inducement Agreement and the Engagement Agreement, as applicable, is hereby incorporated by reference into this Item 3.02.

The November 2025 Warrant and the Placement Agent Warrants described in Item 1.01 above were offered in a private placement pursuant to an applicable exemption from the registration requirements of the Securities Act and, along with the shares of Common Stock issuable upon the exercise thereof, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. The November 2025 Warrant was offered only to the Investor, an accredited investor.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Warrant Inducement Agreement, dated as of November 23, 2025, by and between the Company and Armistice Capital Master Fund Ltd.

10.2	Form of November 2025 Warrant

10.3	Form of Placement Agent Warrant

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Henry Ji, Ph.D.
Name:	Henry Ji, Ph.D.
Title:	Chief Executive Officer & President

Date: November 24, 2025

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